                                                                    Exhibit 10.1

                           AMICUS THERAPEUTICS, INC.

                           2002 EQUITY INCENTIVE PLAN


1.   Purpose.

     The purpose of this plan (the "Plan") is to secure for Amicus Therapeutics, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees and members of the Board of Directors of, and consultants and advisors to, the Company and any Parent Corporation, or Subsidiary (each as defined in Section 14 hereof), who are expected to contribute to the Company's future growth and success.

2.   Types of Awards and Administration.

     (a) Types of Awards. Awards pursuant to this Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be (i) incentive stock options ("Incentive Stock Options") to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-statutory options to purchase shares of Common Stock, which are not intended to meet the requirements of Code Section 422 ("Non-Statutory Stock Options" and, together with Incentive Stock Options, "Options"), or (iii) shares of Common Stock ("Restricted Shares" and, together with "Options", "Awards").

     (b) Administration. This Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. The Board of Directors may in its sole discretion make Awards and authorize the Company to issue shares of Common Stock pursuant to such Awards, as provided in, and subject to the terms and conditions of, this Plan. The Board of Directors shall have authority, subject to the express provisions of this Plan, to construe this Plan and the respective written agreements setting forth the terms and conditions of an Award (each, an "Award Agreement"), to prescribe, amend and rescind rules and regulations relating to this Plan, to determine the terms and provisions of Award Agreements, which need not be identical, to advance the lapse of any waiting, forfeiture or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made in good faith under or with respect to this Plan or any Award.

     (c) Delegation of Authority. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under this Plan to a committee (the "Committee") of two or more directors, and if the Committee is so appointed all references to the Board of Directors in this Plan shall mean and relate to such Committee to the extent of the powers so delegated. The Board of Directors may, from time to time, delegate to the Chief Executive Officer authority under this Plan with respect to aggregate numbers of shares to permit specific Awards by the Chief Executive Officer to employees and consultants of, and advisors to, the Company, any Parent Corporation or any Subsidiary.

3.   Eligibility.

     Awards shall be made only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, (provided, in the case of Incentive Stock Options, such directors or officers are then also employees of) the Company or any Parent Corporation or Subsidiary. A person who has been granted an Award may, if such person is otherwise eligible, be granted an additional Award or Awards if the Board of Directors shall so determine.

4.   Stock Subject to Plan.

     Subject to adjustment as provided in Sections 10 and 11 hereof, the maximum number of shares of Common Stock of the Company which may be issued and sold pursuant to Awards made under this Plan is 862,611 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If either (i) Restricted Shares are forfeited following their award under this Plan, or (ii) Options granted under this Plan are canceled, or expire or terminate for any reason without having been exercised in full, the forfeited Restricted Shares, or the unpurchased shares of Common Stock subject to any such Option, as the case may be, shall again be available for subsequent Awards under this Plan. Restricted Shares, Options and shares of Common Stock issuable upon exercise of Options granted under this Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5.   Award Agreements.

     As a condition to the grant of an Award under this Plan, each recipient of an Award shall sign an Award Agreement not inconsistent with this Plan in such form, and providing for such terms and conditions, as the Board of Directors shall determine at the time such Award is authorized to be granted. Such Award Agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein.

6.   Options Generally.

     (a) Purchase Price. The purchase price per share of Common Stock deliverable upon the exercise of (i) a Non-Statutory Stock Option may be less than the fair market value of the Common Stock, and (ii) an Incentive Stock Option may not be less than the fair market value of the Common Stock, as such purchase price is determined by the Board of Directors on the date such Option is authorized to be granted; provided, that in the event that the Common Stock of the Company becomes registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is publicly traded ("Publicly Traded"), the fair market value of the Common Stock shall be equal to the closing price of the Common Stock on the date such Option is authorized to be granted.

     (b) Payment of Exercise Price. Payment of the exercise price of an Option shall be in cash or, in the sole discretion of the Board of Directors, in shares of capital stock of the Company held by the Option holder for greater than six months, or by any other lawful means. The Company may, in its sole discretion, make loans to an Option holder in an amount equal to all or part of the exercise price of Options held by such Option holder which such loans may be secured or unsecured, as agreed upon between the parties at such time; provided, that the grant of a loan on any occasion to one or more Option holder(s) shall not obligate the Company to grant loans on any other occasion or to such or any other Option holder.

     (c) Option Term. Each Option and all rights thereunder shall expire on such date as the Board of Directors shall determine on the date such Option is authorized to be granted, but in no event may any Option remain in effect after the expiration of ten years from the day on which such Option is granted (or five years in the case of Options described in paragraph (b) of Section 7 hereof), and such Option shall be subject to earlier termination as provided in this Plan.

     (d) Exercise of Options. Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Award Agreement evidencing such Option; provided, however, that,
(i) no Option shall have a term in excess of ten years from the date of grant (or five years in the case of Options described in paragraph (b) of Section 7 hereof), and (ii) the periods of time following an Option holder's cessation of employment with the Company, any Parent Corporation or Subsidiary, or service as a consultant or advisor to the Company, any Parent Corporation or Subsidiary, or following an Option holder's death or disability, during which an Option may be exercised, as provided in paragraph (f) below, shall not be included for purposes of determining the number of shares of Common Stock with respect to which such Option may be exercised.

     (e) Rights as a Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to such person for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (f) Effect of Cessation of Service. Notwithstanding anything contained in this Plan to the contrary, no Option may be exercised unless, at the time of such exercise, the recipient is, and has been continuously since the date of grant of such recipient's Option, employed by or serving as a director, consultant or an advisor to, one or more of the Company, a Parent Corporation or a Subsidiary, except if and to the extent the applicable Award Agreement provides otherwise (other than with respect to an Incentive Stock Option for which Section 7 hereof shall apply); provided, however, that in no event may any Option be exercised after the expiration date of the Option.

     (g) Transfer Restrictions. Except as otherwise approved by the Board of Directors, during the life of the holder thereof an Option shall be exercisable only by or on behalf of such person and no Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

     (h) Other Awards. Awards of Options may be made alone, in addition to or in tandem with Awards of Restricted Shares under the Plan.

7.   Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (a) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of the grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

     (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) the purchase price per share of Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value thereof at the time of grant; and

          (ii) the exercise period of such Incentive Stock Option shall not exceed five years from the date of grant.

Except as modified by the preceding provisions of this Section 7, all the provisions of the Plan applicable to Options generally shall be applicable to Incentive Stock Options granted hereunder.

     (c) Effect of Cessation of Service. No Incentive Stock Option may be exercised unless, at the time of such exercise, the holder of such Option is, and has been continuously since the date of grant of such Incentive Stock Option, employed by one or more of the Company, a Parent Corporation or Subsidiary, except that if and to the extent the Award Agreement so provides:

          (i) the Option may be exercised within the period of three months after the date the holder of an Option ceases to be employed by the Company, a Parent Corporation or a Subsidiary (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability;

          (ii) if the holder of an Option dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three months after such holder ceases to be such an employee, the Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the Award Agreement); and

          (iii) if the holder of an Option becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company, a Parent Corporation or a Subsidiary, the Option may be exercised within the period of one year after the date the holder ceases to be an employee of any of the foregoing entities because of such disability (or within such lesser period as may be specified in the option agreement or instrument);

Except as modified by the preceding provisions of this Section 7, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

8.   Restricted Shares.

     (a) Awards of Shares. Awards of Restricted Shares may be made under this Plan on such terms and conditions as the Board of Directors may from time to time approve. Awards of Restricted Shares may be made alone, in addition to or in tandem with Awards of Options under this Plan. Subject to the terms of this Plan, the Board of Directors shall determine the number of Restricted Shares to be awarded to each recipient and the Board of Directors may impose different terms and conditions on a Restricted Share Award than on any other Award made to the same recipient or other Award recipients. Each recipient of Restricted Shares shall, except in the circumstances described in paragraph (b) below, be issued one or more stock certificates evidencing such Restricted Shares. Each such certificate shall be registered in the name of such recipient, and shall bear an appropriate legend referring to the terms and conditions applicable to the Restricted Shares evidenced thereby.

     (b) Forfeiture of Restricted Shares. In making an Award of Restricted Shares, the Board of Directors may impose a requirement that the recipient must remain in the employment or service (including service as an advisor or consultant) of the Company or any Parent Corporation or Subsidiary for a specified minimum period of time, or else forfeit all or a portion of such Restricted Shares. In the case of a holder of Restricted Shares whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of any applicable forfeiture period in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vise versa), the Board of Directors shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of such requirement. In such case, the certificate(s) evidencing the Restricted Shares shall be held in custody by the Company until such Shares are no longer subject to forfeiture.

     (c) Rights as a Stockholder; Stock Dividends. Subject to any restrictions set forth in the applicable Award Agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Shares are issued and registered in recipient's name (whether or not certificates evidencing such Shares are delivered to such recipient). Except as may otherwise be set forth in the applicable Award Agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted

Shares under the applicable Award Agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

9.   General Award Restrictions.

     (a) Investment Representations. The Company may require any person to whom an Award is made, as a condition of such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and State securities laws.

     (b) Special Conditions to Issuance of Shares. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any State or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

10.  Recapitalization.

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Plan and under any Options granted under this Plan. Such adjustment to outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of such Options, but a corresponding adjustment in the applicable Option exercise price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

11.  Reorganization of the Company.

     In case (i) of any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) of any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become

(x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange
Act) of over 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company (each of the events described in the foregoing clauses (i), (ii) and (iii), a "Reorganization Event"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon holders of Options as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to any Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the holders of Options, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options, and the vesting dates of any Restricted Shares subject to forfeiture.

12. No Special Employment Rights.

     Nothing contained in this Plan or in any Award Agreement shall confer upon any Award recipient any right with respect to the continuation of such person's employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award recipient from the rate in existence at the time of the Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan or any Award shall be determined by the Board of Directors.

13. Other Employee Benefits.

     The amount of any compensation deemed to be received by an employee as a result of any Award (including the exercise of an Option, or the sale of shares of Common Stock received upon such exercise or of Restricted Shares) will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

14. Definitions.

     (a) Subsidiary. The term "Subsidiary" as used in this Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes only of Awards of Non-Statutory Options or Restricted Shares, the term "Subsidiary" shall also mean any partnership or limited partnership of which the Company or any Subsidiary controls 50% or more of the voting power, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

     (b) Parent Corporation. The term "Parent Corporation" as used in this Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

     (c) Employment. The term "employment", as used in this Plan and in any Award Agreement, shall, unless the context otherwise requires, be defined in accordance with the provisions of Section 1.421-7(h) of the Federal Income Tax Regulations (or any successor regulations).

15.  Amendment of this Plan.

     The Board of Directors may at any time and from time to time modify, amend or terminate this Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of this Plan shall not, without the consent of an Award recipient, adversely affect such Award recipient's rights under any Award Agreement unless such Agreement so specifies. With the consent of the Award recipient affected, the Board of Directors may amend outstanding Award Agreements in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable Federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

16.  Withholding.

     The Company's obligation to deliver Restricted Shares awarded, or shares deliverable upon the exercise of any Option granted, under this Plan shall be subject to the Award recipient's satisfaction of all applicable Federal, State and local income and employment tax withholding requirements, and the Award recipient shall elect to withhold only the minimum statutory taxes.

17.  Duration of this Plan.

     Unless earlier terminated by the Board of Directors, this Plan shall terminate upon the earlier of (i) the close of business on April 22, 2012 or
(ii) the date on which all shares available for issuance under this Plan shall have been issued as Restricted Shares or pursuant to the exercise of Options granted under this Plan and/or are no longer subject to forfeiture pursuant to the terms of any applicable Award Agreement. If the date of termination is determined under

(i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

                                        Adopted on April 22, 2002 by the
                                        Board of Directors and approved by
                                        stockholders on July 30, 2002.

THE FOLLOWING RESOLUTIONS WERE ADOPTED AT A MEETING OF THE BOARD OF DIRECTORS OF AMICUS THERAPEUTICS, INC. ON FEBRUARY 28, 2006:

Stock Option Plan

     RESOLVED, that the Company's 2002 Equity Incentive Plan (the "Plan") be amended by increasing the number of shares of Common Stock issuable under the Plan to employees, officers, directors, consultants and agents of the Company to 17,500,000 shares; and be it further

     RESOLVED, that the Company hereby reserve a total of 17,500,000 shares of Common Stock for issuance under the Plan; and be it further

                          AMICUS THERAPEUTICS, INC.

                                 AMENDMENT TO
                          2002 EQUITY INCENTIVE PLAN

                                 AUGUST 2006

      The 2002 Equity Incentive Plan of Amicus Therapeutics, Inc., as amended (the "Plan"), shall be further amended as set forth herein. Except to the extent specifically amended as set forth herein, the Plan shall remain in full force and effect. All capitalized terms used herein without definition shall have the definitions for such terms as set forth in the Plan.

      1. Section 3 of the Plan is amended by adding the following sentence at the end of the paragraph:

            "Further, in no event shall the number of shares of Common Stock covered by Awards granted to any one person in any one calendar year (or portion of a year) ending after such date exceed twenty-five percent (25%) of the aggregate number of shares of Common Stock subject to this Plan."

      2. As amended in February 2006, the first sentence of Section 4 of the Plan now reads as follows (based upon the capitalization of the Company as of May 8, 2006):

            "Subject to adjustment as provided in Sections 10 and 11 hereof, the maximum number of shares of Common Stock of the Company which may be issued and sold pursuant to Awards (including pursuant to Incentive Stock Options) made under this Plan is 17,500,000 shares." (emphasis added)


      3. Section 6 of the Plan is amended by adding the following phrase at the end of the last sentence thereof:

            "or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported."


      4. Section 9 of the Plan is amended by adding the following provisions after subsection (b) thereof:


            "(c) Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

                  (A) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

                  (B) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

            (d) Corporate Restrictions on Rights in Stock. Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at the time of grant (or, if such Award is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (e) Investment Representations. The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the holder of such Award shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the holder of such Award is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

            (f) Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an

            Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

            (g) Lock-Up. Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no holder of an Award shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any holder of an Award from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder (regardless of whether or not such holder has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each holder shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

            (h) Placement of Legends; Stop Orders; Etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Award and, if applicable, under any agreement between the Company and any Optionee and/or holder, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

            (i) Tax Withholding. Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases holders may elect, subject to approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations.

      5. Section 15 of the Plan is amended by adding the following sentence after the second sentence thereof:

            "Subject to the foregoing, this Plan may be terminated, amended or modified by the board of directors, and such termination, amendment and/or modification shall apply to and govern each then outstanding Award under this Plan."

THE FOLLOWING RESOLUTIONS WERE ADOPTED BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF AMICUS THERAPEUTICS, INC. ON SEPTEMBER 13, 2006:


                   Amendment of 2002 Equity Incentive Plan

            RESOLVED, that effective upon the initial closing of the transactions contemplated by the Transaction Documents (the "Initial Closing"), the 2002 Equity Incentive Plan (the "Plan") is hereby amended to increase the number of shares of Common Stock available for issuance thereunder to 20,500,000 shares of Common Stock; and be it further

            RESOLVED, that the Designated Officers be, and each hereby is, authorized and directed to solicit and obtain the approval of the stockholders to such amendment of the Plan, and to take such further actions as are necessary to effect the amendment to the Plan; and be it further

            RESOLVED, that the Company hereby reserves a total of 20,500,000 shares of Common Stock for issuance under the Plan; and be it further

                            AMICUS THERAPEUTICS, INC.

                                FOURTH AMENDMENT
                                       TO
                           2002 EQUITY INCENTIVE PLAN

            This Fourth Amendment ("Fourth Amendment") to the 2002 Equity Incentive Plan (the "Plan") of Amicus Therapeutics, Inc., a Delaware corporation (the "Company"), was adopted at by the Board of Directors of the Company at a meeting on April 25, 2007 and shall be effective as of April 25, 2007.

            1. AMENDMENT TO SECTION 4 OF THE PLAN.

            Section 4 of the Plan is hereby amended by deleting the number "20,500,000" appearing in the first sentence thereof and substituting in lieu thereof the number "23,760,000."

            2. RATIFICATION, ETC.

            Except as expressly set forth above, all of the terms, provisions and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect and all references to the Plan shall hereinafter be deemed to be references to the Plan as amended by this Fourth Amendment.


                                      * * *

                            AMICUS THERAPEUTICS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

      1. Grant of Option. Amicus Therapeutics, Inc., a Delaware corporation (the "Company"), hereby grants to _______________ (the "Associate"), an option (the "Option"), pursuant to the Company's 2002 Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of _________ (the "Shares") of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of $_______ per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

      2. Incentive Stock Option. The Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      3.    Exercise of Option and Provisions for Termination.

            (a) Exercisability of Option. The Option shall become exercisable as follows: _____ shares shall vest and become exercisable on the first anniversary (the "Anniversary Date") of the Associate's initial date of employment as set forth on the signature page hereof. The remaining shares shall vest and become exercisable in equal monthly installments of ____ shares on the first day of each of the next 35 calendar months, beginning on the first day of the calendar month next following the Anniversary Date, and ______ shares shall vest and become exercisable on _________, 201_. The periods of time following the Associate's cessation of service, death or disability, during which the Option remains outstanding as provided in subsections (e) and (f) below, shall not be included for purposes of determining the exercisability of the Option under this subsection (a).

            (b) Expiration Date. Except as otherwise provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant set forth on the signature page hereof (the "Date of Grant") or, if the Associate is a "10% Shareholder" as described in Section 11(b) of the Plan, the fifth anniversary of the Date of Grant.

            (c) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised by the Associate's delivery of written notice of exercise to the Company's Vice President of Human Resources and Leadership

Development (the "VP HR"), specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor, accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the VP HR of such written notice together with the required payment. The Associate may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

            (d) Continuous Employment Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Associate, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant of the Option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of this Agreement, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if the Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Agreement to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

            (e) Termination of Employment. If the Associate ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause", the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date).

            (f) Exercise Period Upon Death or Disability. If the Associate dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code) prior to the Expiration Date, while he or she is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Associate dies within three months after the Associate ceases to be an employee of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in subsection (g) below), the Option shall be exercisable, within the period of one year following the date of death or disability of the Associate (but in no event after the Expiration Date), by the Associate, the Associate's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Associate", as used in this Agreement, shall be deemed to include the estate of the Associate, or any person who acquirers the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Associate.

            (g) Discharge for Cause. If the Associate, prior to the Expiration Date, ceases his or her employment with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "cause" (as defined below), the right to exercise the

Option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Associate's employment or willful failure to perform his or her employment responsibilities in the best interests of his or her employer, as determined by the Company, which determination shall be conclusive.

      4. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of cash or a check to the order of the Company.

      5. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Associate, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

      6. Non-transferability of Option. Except as provided in subsection (f) of
Section 3, or as otherwise agreed to by the Board of Directors or the Compensation Committee of the Board of Directors, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

      7. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Associate for the period within which the Option may be exercised. Moreover, during the period of the Associate's employment, the Associate shall render diligently and faithfully the services which are assigned to the Associate from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

      8. Rights as a Shareholder. The Associate shall have no rights as a Shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Associate. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 9 or 10 of this Agreement.

      9. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Associate.

      10. Reorganization of the Company. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) the Company is reorganized or liquidated prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Associate as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the Associate, provide that the Option must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of the Option.

      11. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Associate's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      12.   Investment Representations; Legend.

            (a) Representations. As of the time of any exercise of the Option, the Associate represents, warrants and covenants to the Company that:

                  (i) Any Shares purchased upon exercise of the Option shall be acquired for the Associate's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation thereunder.

                  (ii) The Associate has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Associate to evaluate the merits and risks of an investment in the Company.

                  (iii) The Associate is able to bear the economic risk of holding such Shares for an indefinite period.

                  (iv) The Associate understands that (A) the Shares will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(C) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Company's Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of the Option under the Securities Act.

            (b) Tax Consequences. The Associate hereby represents that the Associate has obtained appropriate legal or tax advice with respect to the tax consequences to the Associate of exercising the Option and selling the Shares.

            (c) Legend on Stock Certificates. All stock certificates representing Shares issued to the Associate upon exercise of the Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SAID ACT AND SUCH STATE LAWS, OR (2) AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH DISPOSITION WOULD NOT CONSTITUTE A VIOLATION OF ANY RELEVANT FEDERAL OR STATE SECURITIES LAWS.

            THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND RESTRICTIONS ON

            RESALE CONTAINED IN A STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

            By making payment upon exercise of the Option, the Associate shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

      13.   Limitations on Dispositions of Incentive Stock Options.

            (a) Prohibitions on Sales of Shares. It is understood and intended that the Option shall qualify as an Incentive Stock Option. Accordingly, the Associate understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the date of this Agreement. If the Associate intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such Shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

            (b) Maximum Number of Incentive Stock Options Exercisable During One Year. To the extent that the aggregate fair market value (determined as of the time an option is granted pursuant to the Plan) of Common Stock with respect to which an option becomes exercisable for the first time by the Associate during any calendar year under the Plan and all similar plans maintained by the Company exceeds $100,000.00, options for such Common Stock shall be treated as options that are not Incentive Stock Options. For purposes of this provision, Options shall be taken into account in the order in which they were granted.

      14. Right of First Refusal. If the Associate wishes to sell or otherwise transfer any of the Shares, then at least 30 days prior to any such transfer, the Associate shall give notice to the Company (the "Notice"). The Notice shall set forth (i) the number of Shares proposed to be sold or transferred; (ii) the date or proposed date of the sale or transfer; (iii) the identity of the proposed transferee; and (iv) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer. The Company shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares on the same terms specified in the Notice. Within 30 days after receipt of the Notice, the Company shall give written notice (the "Company Notice") to the Associate stating whether or not it elects to exercise its right to purchase the Shares and a date and time for consummation of such purchase, not more than 10 days after the receipt by the Associate of the Company Notice. Failure by the Company to deliver a Company Notice within such time period shall be deemed an election by the Company not to exercise its right to purchase the Shares. If the Company does not exercise its right to purchase the Shares, then the Associate shall be free to transfer the Shares on the terms provided in the Notice. Any Shares not purchased within a period of 90 days of the Notice by the proposed transferee in the Notice may not be sold or otherwise disposed of until they are again offered to the Company under the procedures specified in this Section 14. The Company's right of first refusal described in this Section 14 shall terminate upon the closing of an initial public offering of the Company's Common Stock.

      15. Restrictions on Public Sale by Associate. In connection with any public offering, the Associate, if requested by the Company and the underwriters managing such public offering, shall agree not to sell or otherwise transfer or dispose of any Shares or other securities of the Company held by the Associate (other than those Shares or other securities, if any, included in the public offering) for a specified period of time determined by the Company and the underwriters following the effective date of a registration statement with the Securities and Exchange Commission covering such public offering (the "Registration Statement"); provided, however, that: (i) such agreement shall not exceed 180 days from the effective date of such registration; (ii) all other Restricted Holders enter into similar agreements; provided, however, that all restrictions set forth in this Section 15 shall terminate and be of no further force or effect if any other Restricted Holder is released from, or otherwise no longer bound by, such restrictions; and (iii) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an initial public offering of securities by the Company. For purposes of this Section 15, "Restricted Holders" shall mean:
(x) parties to that certain Third Amended and Restated Investor Rights Agreement, dated September 13, 2006, by and among the Company and the stockholders named therein, and (y) any officer or director of the Company.

      16.   Miscellaneous.

            (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

            (b) Any claim or controversy arising out of, or relating to, this Agreement, other than with respect to any confidentiality agreement between Associate and the Company (or any officer, director, employee or agent of the Company), or the breach thereof, shall be settled by arbitration administrated by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Such arbitration shall be held in New Jersey (or in such other location as the Company may at the time be headquartered). The arbitration shall be conducted before a three-member panel. Within fifteen (15) days after the commencement of arbitration, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association and shall be a member of the bar of the State of New

Jersey actively engaged in the practice of employment law for at least ten years. The arbitration panel shall apply the substantive laws of the State of New Jersey in connection with the arbitration and the New Jersey Rules of Evidence shall apply to all aspects of the arbitration. The award shall be made within thirty days of the closing of the hearing. Judgment upon the award rendered by the arbitrator(s) may be entered by any Court having jurisdiction thereof.

            (c) This Agreement shall extend to, be binding upon and inure to the benefit of the Associate, his legal representatives, his heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

            (d) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

            (e) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.

            (f) All notices pursuant to this Agreement will be in writing and will be sent by personal delivery, telecopier, electronic mail or by prepaid registered or certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names on the signature page hereto or to such other addresses as may hereafter be specified by like notice in writing by either of the parties, and will be deemed given (i) upon receipt if by personal delivery, (ii) on the day on which delivered if delivered by telecopier (with confirmation of receipt (such receipt to be established by acceptable protocol)), (iii) upon mailing if sent by registered or certified mail or (iv) when transmitted if delivered by electronic mail (with satisfactory evidence of transmittal (such evidence of transmittal to be established by acceptable protocol)). Copies of all notices shall be sent to: Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512 Attention: VP, Human Resources and Leadership Development, Telecopier No.609-662-2004.

            (g) The headings of the sections of this Agreement are inserted for convenience of reference only and will not be deemed to constitute a part hereof or to affect the meaning hereof.

            (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

Date of Grant:                           Amicus Therapeutics, Inc.

- ______, 200_                           By:
                                            -----------------------------------
                                            Name:    John F. Crowley
Initial Date of                             Title:   President & CEO
Employment:

- ____________, 200_                     Address: 6 Cedar Brook Drive
                                                  Cranbury, NJ 08512


                             ASSOCIATE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Equity Incentive Plan.


                                      ASSOCIATE

                                      -----------------------------------------
                                      Name:       -
                                      Address:    -


                                      SSN#:       -

                            AMICUS THERAPEUTICS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

      1. Grant of Option. Amicus Therapeutics, Inc., a Delaware corporation (the "Company"), hereby grants to _______ (the "Associate"), an option (the "Option"), pursuant to the Company's 2002 Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of _______ shares (the "Shares") of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of $______ per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

      2. Incentive Stock Option. The Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      3. Exercise of Option and Provisions for Termination.

            (a) Exercisability of Option. The Option shall become exercisable as follows: ______ shares shall vest and become exercisable on the first anniversary (the "Anniversary Date") of the date of grant set forth on the signature page hereof (the "Date of Grant"). The remaining shares shall vest and become exercisable in equal monthly installments of ____ shares on the first day of each of the next 35 calendar months, beginning on the first day of the calendar month next following the Anniversary Date, and ______ shares shall vest and become exercisable on _______________. The periods of time following the Associate's cessation of service, death or disability, during which the Option remains outstanding as provided in subsections (e) and (f) below, shall not be included for purposes of determining the exercisability of the Option under this subsection (a).

            (b) Expiration Date. Except as otherwise provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the Date of Grant or, if the Associate is a "10% Shareholder" as described in Section 11(b) of the Plan, the fifth anniversary of the Date of Grant.

            (c) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised by the Associate's delivery of written notice of exercise to the Company's VP of Human Resources and Leadership Development (the "VP HR"), specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor, accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the VP HR of such written notice together with the required payment. The Associate may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

            (d) Continuous Employment Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Associate, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant of the Option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of this Agreement, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if the Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Agreement to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

            (e) Termination of Employment. If the Associate ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause", the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date).

            (f) Exercise Period Upon Death or Disability. If the Associate dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code) prior to the Expiration Date, while he or she is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Associate dies within three months after the Associate ceases to be an employee of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in subsection (g) below), the Option shall be exercisable, within the period of one year following the date of death or disability of the Associate (but in no event after the Expiration Date), by the Associate, the Associate's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Associate", as used in this Agreement, shall be deemed to include the estate of the Associate, or any person who acquirers the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Associate.

            (g) Discharge for Cause. If the Associate, prior to the Expiration Date, ceases his or her employment with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "cause" (as defined below), the right to exercise the Option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Associate's employment or willful failure to perform his or her employment responsibilities in the best interests of his or her employer, as determined by the Company, which determination shall be conclusive.

      4. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of cash or a check to the order of the Company.

      5. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Associate, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

      6. Non-transferability of Option. Except as provided in subsection (f) of
Section 3, or as otherwise agreed to by the Board of Directors or the Compensation Committee of the Board of Directors, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

      7. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Associate for the period within which the Option may be exercised. Moreover, during the period of the Associate's employment, the Associate shall render diligently and faithfully the services which are assigned to the Associate from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

      8. Rights as a Shareholder. The Associate shall have no rights as a Shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Associate. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 9 or 10 of this Agreement.

      9. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Associate.

      10. Reorganization of the Company. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) the Company is reorganized or liquidated prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Associate as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the Associate, provide that the Option must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of the Option.

      11. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Associate's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      12. Investment Representations; Legend.

            (a) Representations. As of the time of any exercise of the Option, the Associate represents, warrants and covenants to the Company that:

                  (i) Any Shares purchased upon exercise of the Option shall be acquired for the Associate's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation thereunder.

                  (ii) The Associate has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Associate to evaluate the merits and risks of an investment in the Company.

                  (iii) The Associate is able to bear the economic risk of holding such Shares for an indefinite period.

                  (iv) The Associate understands that (A) the Shares will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(C) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Company's Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of the Option under the Securities Act.

            (b) Tax Consequences. The Associate hereby represents that the Associate has obtained appropriate legal or tax advice with respect to the tax consequences to the Associate of exercising the Option and selling the Shares.

            (c) Legend on Stock Certificates. All stock certificates representing Shares issued to the Associate upon exercise of the Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SAID ACT AND SUCH STATE LAWS, OR (2) AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH DISPOSITION WOULD NOT CONSTITUTE A VIOLATION OF ANY RELEVANT FEDERAL OR STATE SECURITIES LAWS.

            THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL CONTAINED IN A STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

            By making payment upon exercise of the Option, the Associate shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

      13. Limitations on Dispositions of Incentive Stock Options.

            (a) Prohibitions on Sales of Shares. It is understood and intended that the Option shall qualify as an Incentive Stock Option. Accordingly, the Associate understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the date of this Agreement. If the Associate intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such Shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

            (b) Maximum Number of Incentive Stock Options Exercisable During One Year. To the extent that the aggregate fair market value (determined as of the time an option is granted pursuant to the Plan) of Common Stock with respect to which an option becomes exercisable for the first time by the Associate during any calendar year under the Plan and all similar plans maintained by the Company exceeds $100,000.00, options for such Common Stock shall be treated as options that are not Incentive Stock Options. For purposes of this provision, Options shall be taken into account in the order in which they were granted.

      14. Right of First Refusal. If the Associate wishes to sell or otherwise transfer any of the Shares, then at least 30 days prior to any such transfer, the Associate shall give notice to the Company (the "Notice"). The Notice shall set forth (i) the number of Shares proposed to be sold or transferred; (ii) the date or proposed date of the sale or transfer; (iii) the identity of the proposed transferee; and (iv) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer. The Company shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares on the same terms specified in the Notice. Within 30 days after receipt of the Notice, the Company shall give written notice (the "Company Notice") to the Associate stating whether or not it elects to exercise its right to purchase the Shares and a date and time for consummation of such purchase, not more than 10 days after the receipt by the Associate of the Company Notice. Failure by the Company to deliver a Company Notice within such time period shall be deemed an election by the Company not to exercise its right to purchase the Shares. If the Company does not exercise its right to purchase the Shares, then the Associate shall be free to transfer the Shares on the terms provided in the Notice. Any Shares not purchased within a period of 90 days of the Notice by the proposed transferee in the Notice may not be sold or otherwise disposed of until they are again offered to the Company under the procedures specified in this Section

14. The Company's right of first refusal described in this Section 14 shall terminate upon the closing of an initial public offering of the Company's Common Stock.

      15. Miscellaneous.

            (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

            (b) Any claim or controversy arising out of, or relating to, this Agreement, other than with respect to any confidentiality agreement between Associate and the Company (or any officer, director, employee or agent of the Company), or the breach thereof, shall be settled by arbitration administrated by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Such arbitration shall be held in New Jersey (or in such other location as the Company may at the time be headquartered). The arbitration shall be conducted before a three-member panel. Within fifteen (15) days after the commencement of arbitration, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association and shall be a member of the bar of the State of New Jersey actively engaged in the practice of employment law for at least ten years. The arbitration panel shall apply the substantive laws of the State of New Jersey in connection with the arbitration and the New Jersey Rules of Evidence shall apply to all aspects of the arbitration. The award shall be made within thirty days of the closing of the hearing. Judgment upon the award rendered by the arbitrator(s) may be entered by any Court having jurisdiction thereof.

            (c) This Agreement shall extend to, be binding upon and inure to the benefit of the Associate, his legal representatives, his heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

            (d) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

            (e) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.

            (f) All notices pursuant to this Agreement will be in writing and will be sent by personal delivery, telecopier, electronic mail or by prepaid registered or certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names on the signature page hereto or to such other addresses as may hereafter be specified by like notice in writing by either of the parties, and will be deemed given (i) upon receipt if by personal delivery, (ii) on the day on which delivered if delivered by telecopier (with confirmation of receipt (such receipt to be established by acceptable protocol)), (iii) upon mailing if sent by registered or certified mail or (iv) when transmitted if delivered by electronic mail (with satisfactory evidence of transmittal (such evidence of transmittal to be established by acceptable protocol)). Copies of all notices shall be sent to: Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512 Attention: VP, Human Resources and Leadership Development, Telecopier No.609-662-2004.

            (g) The headings of the sections of this Agreement are inserted for convenience of reference only and will not be deemed to constitute a part hereof or to affect the meaning hereof.

            (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

Date of Grant:                          Amicus Therapeutics, Inc.



-                                       By:
  ----------                               -------------------------------------
                                           Name:      John F. Crowley
                                           Title:     Chairman & CEO

                                         Address:   6 Cedar Brook Drive
                                                    Cranbury, NJ 08512



                             ASSOCIATE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Equity Incentive Plan.


                                        ASSOCIATE



                                        ----------------------------------------
                                        Name:          -
                                        Address:       -


                                        SSN#:          -

                                                                  EXECUTION COPY

                            AMICUS THERAPEUTICS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

            1. Grant of Option. Amicus Therapeutics, Inc., a Delaware corporation (the "Company"), hereby grants to NAME (the "Associate"), an option (the "Option"), pursuant to the Company's 2002 Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of #SHARES shares (the "Shares") of Common Stock, $.01 par value ("Common Stock"), of the Company at a price of $PRICE per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

            2. Incentive Stock Option. The Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            3.    Exercise of Option and Provisions for Termination.

                  (a) Exercisability of Option. Unless otherwise provided in this Section 3, the Option shall vest and become exercisable as set forth in the following schedule:

Vesting Date                         Number of Shares
------------                         ----------------

DATE (the "Anniversary Date")               #

Each monthly anniversary of                 #
the Anniversary Date,
beginning on DATE through DATE

DATE                                        #

The periods of time following the Associate's cessation of service, death or disability, during which the Option remains outstanding as provided in subsections (g) and (h) below, shall not be included for purposes of determining the exercisability of the Option under this subsection (a).

                  (b)   Acceleration of Vesting.

                        (i) Resignation for Good Reason after Change in Control
            Event. If, prior to the expiration of the term of Associate's employment with the Company (the "Employment Term") pursuant to that certain offer letter dated DATE of LETTER, but after the occurrence of a Change in Control Event (as defined below), the Associate resigns for Good Reason (as defined below) within six (6) months of such Change in Control Event, then the entire Option shall vest and immediately become fully exercisable.

                        (ii) Termination by the Company without Cause. If, prior
            to the expiration of the Employment Term, the Company terminates Associate's employment without Cause (as defined below), then the Option shall vest and become exercisable with respect to an additional six (6) months of vesting, measured from the date of termination of employment.

                        (iii) Release. In order for the vesting of the Option to
            accelerate as provided in this Section 3(b), Associate must execute and deliver to the Company a release, the form and substance of which are acceptable to the Company.

                  (c) Definitions. For purposes of this Section 3, the following definitions shall have the meanings set forth below:

                        (i) "Cause" means for any of the following reasons: (i)
            willful or deliberate misconduct by Associate that materially damages the Company; (ii) misappropriation of Company assets; (iii) Associate's conviction of or a plea of guilty or "no contest" to, a felony; or (iv) any willful disobedience of the lawful and unambiguous instructions of the Chief Executive Officer of the Company; provided that the Chief Executive Officer has given Associate written notice of such disobedience or neglect and Associate has failed to cure such disobedience or neglect within a period reasonable under the circumstances.

                        (ii) "Change in Control Event" means any of the
            following: (i) any person or entity (except for a current stockholder) becomes the beneficial owner of greater than 50% of the then outstanding voting power of the Company; (ii) a merger or consolidation with another entity where the voting securities of the Company outstanding immediately before the transaction constitute less than a majority of the voting power of the voting securities of the Company or the surviving entity outstanding immediately after the transaction, or (iii) the sale or disposition of all or substantially all of the company's assets.

                        (iii) "Good Reason" means (i) a change in Associate's
            position with the Company or its successor that materially reduces Associate's title, duties or level of responsibility; or (ii) the relocation of the Company or its successor greater than 50 miles away from the then current location of the Company's principal offices.

                  (d) Expiration Date. Except as otherwise provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant set forth on the signature page hereof (the "Date of Grant") or, if the Associate is a "10% Shareholder" as described in Section 7(b) of the Plan, the fifth anniversary of the Date of Grant.

                  (e) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised by the Associate's delivery of written notice of exercise to the chief financial officer of the Company, specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor, accompanied by payment in full in accordance with Section
4. Such exercise shall be effective upon receipt by the chief financial officer of the Company of such written notice together with the required payment. The Associate may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

                  (f) Continuous Employment Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Associate, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant of the Option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of this Agreement, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if the Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this Agreement to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

                  (g) Termination of Employment. If the Associate ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for Cause the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date).

                  (h) Exercise Period Upon Death or Disability. If the Associate dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date, while he or she is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Associate dies within three months after the Associate ceases to be an employee of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in subsection
(i) below), the Option shall be exercisable, within the period of one year following the date of death or disability of the Associate (but in no event after the Expiration Date), by the Associate, the Associate's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Associate", as used in this Agreement, shall be deemed to include the estate of the Associate, or any person who acquirers the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Associate.

                  (i) Discharge for Cause. If the Associate, prior to the Expiration Date, ceases his or her employment with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for Cause, the right to exercise the Option shall terminate immediately upon such cessation of employment.

            4. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of cash or a check to the order of the Company.

            5. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Associate, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

            6. Non-transferability of Option. Except as provided in subsection
(h) of Section 3, or as otherwise agreed to by the Board of Directors or a committee thereof, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

            7. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Associate for the period within which the Option may be exercised. Moreover, during the period of the Associate's employment, the Associate shall render diligently and faithfully the services which are assigned to the Associate from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

            8. Rights as a Shareholder. The Associate shall have no rights as a Shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Associate. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 9 or 10 of this Agreement.

            9. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Associate.

            10. Reorganization of the Company. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) the Company is reorganized or liquidated prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Associate as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the

Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the Associate, provide that the Option must be exercised within a specified number of days of the date of such notice or they will be terminated.

            11. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Associate's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

            12.   Investment Representations; Legend.

                  (a) Representations. As of the time of any exercise of the Option, the Associate represents, warrants and covenants to the Company that:

                        (i) Any Shares purchased upon exercise of the Option shall be acquired for the Associate's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation thereunder.

                        (ii) The Associate is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                        (iii) The Associate has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Associate to evaluate the merits and risks of an investment in the Company.

                        (iv) The Associate is able to bear the economic risk of holding such Shares for an indefinite period.

                        (v) The Associate understands that (A) the Shares will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Company's Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of the Option under the Securities Act.

                  (b) Tax Consequences. The Associate hereby represents that the Associate has obtained appropriate legal or tax advice with respect to the tax consequences to the Associate of exercising the Option and selling the Shares.

                  (c) Legend on Stock Certificates. All stock certificates representing Shares issued to the Associate upon exercise of the Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SAID ACT AND SUCH STATE LAWS, OR (2) AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH DISPOSITION WOULD NOT CONSTITUTE A VIOLATION OF ANY RELEVANT FEDERAL OR STATE SECURITIES LAWS.

            THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL CONTAINED IN A STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

            By making payment upon exercise of the Option, the Associate shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

            13.   Limitations on Dispositions of Incentive Stock Options.

                  (a) Prohibitions on Sales of Shares. It is understood and intended that the Option shall qualify as an Incentive Stock Option. Accordingly, the Associate understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the date of this Agreement. If the Associate intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such Shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

                  (b) Maximum Number of Incentive Stock Options Exercisable During One Year. To the extent that the aggregate fair market value (determined as of the time an option is granted pursuant to the Plan) of Common Stock with respect to which an option exercisable for the first time by the Associate during any calendar year under the Plan and all similar plans maintained by the Company exceeds $100,000.00, options for such Common Stock shall be treated as options that are not Incentive Stock Options. For purposes of this provision, Options shall be taken into account in the order in which they were granted.

            14. Right of First Refusal. If the Associate wishes to sell or otherwise transfer any of the Shares, then at least 30 days prior to any such transfer, the Associate shall give notice to the Company (the "Notice"). The Notice shall set forth (i) the number of Shares proposed to be sold or transferred; (ii) the date or proposed date of the sale or transfer; (iii) the identity of the proposed transferee; and (iv) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer. The Company shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares on the same terms specified in the Notice. Within 30 days after receipt of the Notice, the Company shall give written notice (the "Company Notice") to the Associate stating whether or not it elects to exercise its right to purchase the Shares and a date and time for consummation of such purchase, not more than 10 days after the receipt by the Associate of the Company Notice. Failure by the Company to deliver a Company Notice within such time period shall be deemed an election by the Company not to exercise its right to purchase the Shares. If the Company does not exercise its right to purchase the Shares, then the Associate shall be free to transfer the Shares on the terms provided in the Notice. Any Shares not purchased within a period of 90 days of the Notice by the proposed transferee in the Notice may not be sold or otherwise disposed of until they are again offered to the Company under the procedures specified in this Section 14. The Company's right of first refusal described in this Section 14 shall terminate upon the closing of an initial public offering of the Company's Common Stock.

            15.   Miscellaneous.

                  (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

                  (b) Any claim or controversy arising out of, or relating to, this Agreement, other than with respect to the Confidentiality Agreement, between Employee and the Company (or any officer, director, employee or agent of the Company), or the breach thereof, shall be settled by arbitration administrated by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Such arbitration shall be held in New Jersey (or in such other location as the Company may at the time be headquartered). The arbitration shall be conducted before a three-member panel. Within fifteen (15) days after the commencement of arbitration, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association and shall be a member of the bar of the State of New Jersey actively engaged in the practice of employment law for at least ten years. The arbitration panel shall apply the substantive laws of the State of New Jersey in connection with the arbitration and the New Jersey Rules of Evidence shall apply to all aspects of the arbitration. The award shall be made within thirty days of the closing of the hearing. Judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.

                  (c) This Agreement shall extend to, be binding upon and inure to the benefit of the Associate, his legal representatives, his heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

                  (d) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

                  (e) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.

                  (f) All notices pursuant to this Agreement will be in writing and will be sent by personal delivery, telecopier, electronic mail or by prepaid registered or certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names on the signature page hereto or to such other addresses as may hereafter be specified by like notice in writing by either of the parties, and will be deemed given (i) upon receipt if by personal delivery, (ii) on the day on which delivered if delivered by telecopier (with confirmation of receipt (such receipt to be established by acceptable protocol)), (iii) upon mailing if sent by registered or certified mail or (iv) when transmitted if delivered by electronic mail (with satisfactory evidence of transmittal (such evidence of transmittal to be established by acceptable protocol)). Copies of all notices shall be sent to: Amicus Therapeutics, Inc., 6 Cedarbrook Drive, Cranbury, NJ 08512.

                  (g) The headings of the sections of this Agreement are inserted for convenience of reference only and will not be deemed to constitute a part hereof or to affect the meaning hereof.

                  (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

Date of Grant:                           Amicus Therapeutics, Inc.

February 28, 2006                        By:
                                            -----------------------------------
                                            John F. Crowley
                                            Chairman & CEO

                                         Address: 6 Cedar Brook Drive
                                                  Cranbury, NJ 08512


                             ASSOCIATE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Equity Incentive Plan.


                                        ASSOCIATE

                                        ---------------------------------------
                                        Name: NAME
                                        Address:

                                        SSN#:

                            AMICUS THERAPEUTICS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


      1. Grant of Option. Amicus Therapeutics, Inc., a Delaware corporation (the "Company"), hereby grants to XXX (the "Associate"), an option (the "Option"), pursuant to the Company's 2002 Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of XXX shares (the "Shares") of Common Stock, $.01 par value ("Common Stock"), of the Company at a price of $XX per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

      2. Exercise of Option and Provisions for Termination.

            (a) Exercisability of Option. The Option shall become exercisable as follows: Beginning on XX and on the first day of each calendar month thereafter, the shares shall vest and become exercisable in XX equal monthly installments of XX shares.

            (b) The periods of time following the Associate's cessation of service during which the Option remains outstanding shall not be included for purposes of determining the exercisability of the Option under this subsection
(a).

            (c) Expiration Date. Except as otherwise provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the fifth anniversary of the date of grant set forth on the signature page hereof.

            (d) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised by the Associate's delivery of written notice of exercise to the chief financial officer of the Company, specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor, accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the chief financial officer of the Company of such written notice together with the required payment. The Associate may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than ten whole Shares.

      3. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon exercise of the Option shall be made by delivery to the Company of cash or a check to the order of the Company.

      4. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Associate, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

      5. Non-transferability of Option. Except as otherwise agreed to by the Board of Directors or a committee thereof, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

      6. Rights as a Shareholder. The Associate shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Associate. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 7 or 8 of this Agreement.

      7. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total price applicable to the unexercised portion of the Option, and a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of the Option or a grant of additional benefits to the Associate.

      8. Reorganization of the Company. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) the Company is reorganized or liquidated prior to the Expiration Date, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Associate as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the Associate, provide that the Option must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of the Option.

      9. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Associate's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      10. Investment Representations; Legend.

            (a) Representations. As of the time of any exercise of the Option, the Associate represents, warrants and covenants to the Company that:

                  (i) Any Shares purchased upon exercise of the Option shall be acquired for the Associate's account for investment only and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation thereunder.

                  (ii) The Associate is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                  (iii) The Associate has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Associate to evaluate the merits and risks of an investment in the Company.

                  (iv) The Associate is able to bear the economic risk of holding such Shares for an indefinite period.

                  (v) The Associate understands that (A) the Shares will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(C) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Company's Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of the Option under the Securities Act.

            (b) Tax Consequences. The Associate hereby represents that the Associate has obtained appropriate legal or tax advice with respect to the tax consequences to the Associate of exercising the Option and selling the Shares.

            (c) Legend on Stock Certificates. All stock certificates representing Shares issued to the Associate upon exercise of the Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SAID ACT AND SUCH STATE LAWS, OR (2) AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH DISPOSITION WOULD NOT CONSTITUTE A VIOLATION OF ANY RELEVANT FEDERAL OR STATE SECURITIES LAWS.

            THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL CONTAINED IN A STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

            By making payment upon exercise of the Option, the Associate shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

      11. Right of First Refusal. If the Associate wishes to sell or otherwise transfer any of the Shares, then at least 30 days prior to any such transfer, the Associate shall give notice to the Company (the "Notice"). The Notice shall set forth (i) the number of Shares proposed to be sold or transferred; (ii) the date or proposed date of the sale or transfer; (iii) the identity of the proposed transferee; and (iv) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer. The Company shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares on the same terms specified in the Notice. Within 30 days after receipt of the Notice, the Company shall give written notice (the "Company Notice") to the Associate stating whether or not it elects to exercise its right to purchase the Shares and a date and time for consummation of such purchase, not more than 10 days after the receipt by the Associate of the Company Notice. Failure by the Company to deliver a Company Notice within such time period shall be deemed an election by the Company not to exercise its right to purchase the Shares. If the Company does not exercise its right to purchase the Shares, then the Associate shall be free to transfer the Shares on the terms provided in the Notice. Any Shares not purchased within a period of 90 days of the Notice by the proposed transferee in the Notice may not be sold or otherwise disposed of until they are again offered to the Company under the procedures specified in this Section 11. The Company's right of first refusal described in this Section 11 shall terminate upon the closing of an initial public offering of the Company's Common Stock.

      12. Miscellaneous.

            (a) This Agreement and any instruments delivered pursuant to this Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

            (b) Any claim or controversy arising out of, or relating to, this Agreement, other than with respect to any confidentiality agreement between Associate and the Company (or any officer, director, employee or agent of the Company), or the breach thereof, shall be settled by arbitration administrated by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Such arbitration shall be held in New Jersey (or in such other location as the Company may at the time be headquartered). The arbitration shall be conducted before a three-member panel. Within fifteen (15) days after the commencement of arbitration, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association and shall be a member of the bar of the State of New Jersey actively engaged in the practice of employment law for at least ten years. The arbitration panel shall apply the substantive laws of the State of New Jersey in connection with the arbitration and the New Jersey Rules of Evidence shall apply to all aspects of the arbitration. The award shall be made within thirty days of the closing of the hearing. Judgment upon the award rendered by the arbitrator(s) may be entered by any Court having jurisdiction thereof.

            (c) This Agreement shall extend to, be binding upon and inure to the benefit of the Associate, his legal representatives, his heirs, successors and assigns (subject, however, to the limitations set forth herein with respect to the assignment of the Option or rights herein) and upon the Company, its successors and assigns regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

            (d) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement shall be valid unless in writing and signed by both parties.

            (e) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or any other duty, term or condition of this Agreement.

            (f) All notices pursuant to this Agreement will be in writing and will be sent by personal delivery, telecopier, electronic mail or by prepaid registered or certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names on the signature page hereto or to such other addresses as may hereafter be specified by like notice in writing by either of the parties, and will be deemed given (i) upon receipt if by personal delivery, (ii) on the day on which delivered if delivered by telecopier (with confirmation of receipt (such receipt to be established by acceptable protocol)), (iii) upon mailing if sent by registered or certified mail or (iv) when transmitted if delivered by electronic mail (with satisfactory evidence of transmittal (such evidence of transmittal to be established by acceptable protocol)). Copies of all notices shall be sent to: Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512, Attention: VP of Human Resources and Leadership Development, Telecopier No. 609-662-2004.

            (g) The headings of the sections of this Agreement are inserted for convenience of reference only and will not be deemed to constitute a part hereof or to affect the meaning hereof.

            (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

Date of Grant:  XXX                     Amicus Therapeutics, Inc.



                                        By:
                                           -------------------------------------
                                           Name:      XX

                                          Title:     XX

                                        Address:   6 Cedar Brook Drive
                                                   Cranbury, NJ 08512



                             ASSOCIATE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Equity Incentive Plan.


                                        ASSOCIATE



                                        ----------------------------------------
                                        Name:   XX
                                        Address:


                                        SSN: